UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    FEBRUARY 15, 1999


                       NATIONSBANK AUTO OWNER TRUST 1996-A
                       -----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     UNITED  STATES
     OF  AMERICA               333-03557-03               56-6486468
     -----------               ------------               ----------
     (STATE  OR  OTHER         (COMMISSION  FILE          (IRS  EMPLOYER
     JURISDICTION  OF          NUMBER)                    IDENTIFICATION  NO.)
     INCORPORATION


                       NATIONSBANK AUTO OWNER TRUST 1996-A
                                INTERSTATE TOWERS
                                  NC1-005-14-02
                              121 WEST TRADE STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                     ---------------------------------------

       REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:  (704) 386-5000

ITEM  5.          OTHER  EVENTS
                  -------------

THE  REGISTRANT  HEREBY  INCORPORATES  BY REFERENCE THE INFORMATION CONTAINED IN
EXHIBIT  99  HERETO  IN  RESPONSE  TO  THIS  ITEM  5.


ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  STATEMENTS  AND
                  --------------------------------------------------------------
                  EXHIBITS
                  --------

(C)     EXHIBITS

99 MONTHLY SERVICERS CERTIFICATE FOR NATIONSBANK, N.A. NATIONSBANK AUTO OWNER TRUST 1996-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                       NATIONSBANK AUTO OWNER TRUST 1996-A
                       -----------------------------------
                                  (REGISTRANT)



DATED:     APRIL  28,  1999                    BY:  /S/  SUZANNE  W. CASTLEBERRY
           ----------------                         ----------------------------
                                               NAME:     SUZANNE  W. CASTLEBERRY
                                               TITLE:    VICE  PRESIDENT
                                                         NATIONSBANK,  N.A.
                                               (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                         EXHIBIT

99 MONTHLY SERVICERS CERTIFICATE FOR NATIONSBANK, N.A. NATIONSBANK AUTO OWNER TRUST 1996-A